CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-221045 on Form N-1A of our reports dated October 17, 2022, relating to the financial statements and financial highlights of American Century Diversified Corporate Bond ETF, American Century Diversified Municipal Bond ETF, American Century Emerging Markets Bond ETF, American Century Focused Dynamic Growth ETF, American Century Focused Large Cap Value ETF, American Century Low Volatility ETF, American Century Mid Cap Growth Impact ETF, American Century Multisector Income ETF, American Century Quality Convertible Securities ETF, American Century Quality Diversified International ETF, American Century Quality Preferred ETF, American Century Select High Yield ETF, American Century STOXX® U.S. Quality Growth ETF, American Century STOXX® U.S. Quality Value ETF, American Century Sustainable Equity ETF, American Century Sustainable Growth ETF, Avantis® Core Fixed Income ETF, Avantis® Core Fixed Income Fund, Avantis® Core Municipal Fixed Income ETF, Avantis® Core Municipal Fixed Income Fund, Avantis® Emerging Markets Equity ETF, Avantis® Emerging Markets Equity Fund, Avantis® Emerging Markets Value ETF, Avantis® International Equity ETF, Avantis® International Equity Fund, Avantis® International Large Cap Value ETF, Avantis® International Small Cap Value ETF, Avantis® International Small Cap Value Fund, Avantis® Real Estate ETF, Avantis® Responsible Emerging Markets Equity ETF, Avantis® Responsible International Equity ETF, Avantis® Responsible U.S. Equity ETF, Avantis® Short-Term Fixed Income ETF, Avantis® Short-Term Fixed Income Fund, Avantis® U.S. Equity ETF, Avantis® U.S. Equity Fund, Avantis® U.S. Large Cap Value ETF, Avantis® U.S. Large Cap Value Fund, Avantis® U.S. Small Cap Equity ETF, Avantis® U.S. Small Cap Value ETF, and Avantis® U.S. Small Cap Value Fund, each a series of American Century ETF Trust, appearing in the Annual Reports on Form N-CSR of American Century ETF Trust for the year ended August 31, 2022, and to the references to us under the headings “Financial Highlights” in each of the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 28, 2022